UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

_______________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2023

_______________

Ovintiv Inc.

(Exact Name of Registrant as Specified in its Charter)

_______________

Delaware (State or Other Jurisdiction of Incorporation)	001-39191 (Commission File Number)	84-4427672 (I.R.S. Employer Identification No.)
Suite 1700, 370 - 17th Street Denver, Colorado (Address of principal executive offices)		80202 (Zip Code)

(303) 623-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

_______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 Regulation FD Disclosure.

Ovintiv Inc. (the “Corporation”) has fixed March 7, 2023 as the record date for the purpose of determining holders of the Corporation’s common stock entitled to receive notice of and to vote at an annual meeting of the Corporation’s stockholders, to be held on Wednesday, May 3, 2023. The Notice of Meeting and Record Date is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Exhibit Description

Exhibit 99.1 Notice of Meeting and Record Date.

Exhibit 104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2023

OVINTIV INC. (Registrant)
By:	/s/ Dawna I. Gibb
Name: Dawna I. Gibb Title: Assistant Corporate Secretary